                                                                            Exhibit 24

                               POWER OF ATTORNEY

      Know  all  by  these presents, that the undersigned hereby constitutes and appoints  akin  s.  Harrison and Marc S. Sher, signing singly, the undersigned's true and lawful attorney-in-fact to:

      (1)  execute  for  and  on behalf of the undersigned, in the undersigned's capacity  as  an officer and/or director of TEGNA Inc. (the "Company"), Forms 3,
4, 5 and 144 in accordance with the Securities laws of the United States and the rules thereunder;

      (2)  do  and perform any and all acts for and on behalf of the undersigned which  may  be necessary or desirable to complete and execute any such Forms and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or other authority where such filing is required; and

      (3)  take  any  other action of any type whatsoever in connection with the foregoing  which, in the opinion of such attorney-in-fact, may be of benefit to, in  the  best  interest  of,  or  legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant  to this Power of Attorney shall be in such form and shall contain  such  terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority  to  do  and perform any and every act and thing whatsoever requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could  do  if personally present, with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute  or substitutes, shall lawfully do or cause to be done  by  virtue  of  this  power  of  attorney and the rights and powers herein granted.  The  undersigned acknowledges that the foregoing attorneys-in-fact, in serving  in  such  capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This  Power  of  Attorney  shall remain in full force and effect until the
undersigned   is   no  longer  required  to  file  Forms  with  respect  to  the undersigned's  holdings of and transactions in securities issued by the Company, unless  earlier  revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN  WITNESS  WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 29th day of January 2021.

/s/ Gina Bianchini                     WITNESS: /s/ John Alstrom
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Signature

    Gina Bianchini                                  John Alstrom
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    Print Name                                       Print Name